CONVERTIBLE SENIOR NOTES	12 Months Ended
Dec. 31, 2012
CONVERTIBLE SENIOR NOTES
CONVERTIBLE SENIOR NOTES

7. CONVERTIBLE SENIOR NOTES

        The Company assumed liabilities related to two series of convertible senior notes of Cell Genesys as a part of its 2009 merger with Cell Genesys—$1,234,000 aggregate principal amount of 3.125% convertible senior notes due November 1, 2011 (the 2011 Notes) and $20,782,000 aggregate principal amount of 3.125% convertible senior notes due May 1, 2013 (the 2013 Notes and collectively with the 2011 Notes, the Notes).

        Immediately prior to November 1, 2011, the Company repaid in its entirety the outstanding aggregate principal amount of the 2011 Notes and all accrued interest thereon through such date. As of December 31, 2012, an aggregate of $8,277,850 in principal amount of the 2013 Notes remained outstanding. The remaining 2013 Notes are exchangeable at the option of the holder or upon certain specified events into an aggregate of approximately 0.4 million shares of the Company's common stock at a conversion price of $22.32 per share.

        The 2013 Notes are general, unsecured obligations of the Company, ranking equally with all of the Company's existing and future unsubordinated, unsecured indebtedness and senior in right of payment to any subordinated indebtedness, but are effectively subordinated to all of the Company's existing and future secured indebtedness to the extent of the value of the related security, and structurally subordinated to all existing and future liabilities and other indebtedness of the Company's subsidiaries. The 2013 Notes are subject to repurchase by the Company at each holder's option, if a fundamental change (as defined in the indenture) occurs, at a repurchase price equal to 100 percent of the principal amount of the 2013 Notes, plus accrued and unpaid interest on the repurchase date and are subject to redemption for cash by the Company, in whole or in part, at a redemption price equal to 100 percent of the principal amount of such notes plus accrued and unpaid interest to the redemption date, if the closing price of the Company's common stock has exceeded 150 percent of the conversion price then in effect with respect to such notes for at least 20 trading days in any period of 30 consecutive trading days ending on the trading day prior to the mailing of the notice of redemption. As of December 31, 2012, the 2013 Notes were not eligible for redemption. The indenture governing the 2013 Notes, as supplemented by the supplemental indenture, does not contain any financial covenants and does not restrict the Company from paying dividends, incurring additional debt or issuing or repurchasing the Company's other securities. In addition, the indenture, as supplemented by the supplemental indenture, does not protect the holders of the 2013 Notes in the event of a highly leveraged transaction or a fundamental change of the Company except in certain circumstances specified in the indenture.

        From time to time, the Company may purchase, exchange or restructure its outstanding 2013 Notes through cash purchases and/or exchanges for other equity securities of the Company, in open market purchases, privately negotiated transactions and/or a tender offer. Such additional purchases, exchanges or restructurings, if any, will depend on prevailing market conditions, the trading price and volume of the Company's common stock, the willingness of the note holders to sell, exchange or restructure their notes, the Company's available cash and cash equivalents, the Company's liquidity requirements, regulatory limitations, contractual restrictions and other factors. Such future purchases, exchanges or restructurings could dilute the percentage ownership of the Company's stockholders, result in the issuance of securities at a discount to market price or that may have rights, preferences or privileges senior to those of the Company's existing stockholders and/or decrease the Company's cash balance. A significant decrease in the Company's cash balance may impair the Company's ability to execute strategic alternatives or leave the Company without sufficient cash remaining for operations.

        In February 2012, the Company issued an aggregate of 1.9 million shares of its common stock to one of the holders of the 2013 Notes in exchange for the cancellation of $9.0 million in aggregate principal amount of such notes, including accrued and unpaid interest of $79,024, and in July 2012, the Company issued an aggregate of 1.8 million shares of its common stock to two of the holders of the 2013 Notes in exchange for the cancellation of $3.5 million in aggregate principal amount of such notes and accrued and unpaid interest of $20,686. Non-cash fair value adjustment of $(3,157,150) was recorded as a result of the cancellation of such notes. The fair value adjustment recorded upon the cancellation of the 2013 Notes is primarily attributable to the time value effect of settling these obligations at a date prior to the stated maturity of the 2013 Notes.

        The Company has elected to record the Notes at fair value in order to simplify the accounting for the convertible debt, inclusive of the redemption, repurchase and conversion adjustment features which otherwise would require specialized valuation, bifurcation and recognition. Accordingly, the Company has adjusted the carrying value of the Notes to their fair value as of December 31, 2012, with changes in the fair value of the Notes occurring since December 31, 2011, reflected in fair value adjustment in the statements of operations. The fair value of the Notes is based on Level 2 inputs. The recorded fair value of the Notes of an aggregate of $7,883,886 as of December 31, 2012 differs from their total stated principal amount of $8,277,850 by $393,964.

        The recorded value of the Notes of an aggregate of $17,336,760 as of December 31, 2011 differs from their total stated principal amount of $20,782,000 by $3,445,240. The Company recorded fair value adjustments of $(1,171,318) and $(23,427) related to the Notes for the years ended December 31, 2012 and 2011, respectively, to increase its recorded liability and corresponding expense in 2012 and 2011. There was an immaterial change in the fair value of the convertible senior notes due to a change in instrument specific credit risk for the years ended December 31, 2012, 2011 and 2010.

        The Company establishes the value the convertible senior notes based upon contractual terms of the notes, as well as certain key assumptions. The assumptions as of December 31, 2012 were:

2013 Notes
Average risk-free rate	0.08%
Volatility of BioSante common stock	79.9%
Discount rate for principal payments in cash	19.4%

        The assumptions as of December 31, 2011 were:

2013 Notes
Average risk-free rate	0.19%
Volatility of BioSante common stock	77.4%
Discount rate for principal payments in cash	18.5%

        The discount rate is based on observed yields as of the measurement date for debt securities of entities having a Ca and Caa3 rating for long-term corporate obligations as assigned by Moody's Investors Service. Volatility is based on the historical fluctuations in the Company's stock price for a period of time equal to the remaining time until the debt maturity. The risk-free rate is based on observed yields as of the measurement date of one-year, two-year and three-year U.S. Treasury Bonds.